LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Fusion
(for contracts issued on and after February 18, 2025)

Supplement dated August 10, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The change described in this Supplement affects Appendix B – Investment Requirements.

Effective August 17, 2026, the American Century Diversified Growth Model will no longer be available for Contracts purchased on or after that date.

You may obtain additional information by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.